UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2010
TOLLGRADE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	000-27312 (Commission File Number)	25-1537134 (IRS Employer Identification Number)
493 Nixon Road
Cheswick, Pennsylvania 15024
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (412) 820-1400
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Tollgrade Communications, Inc. (the “Company”) held a conference call to discuss its results of operations for the fiscal quarter ended March 31, 2010 (the “Conference Call”). A copy of the transcript for the Conference Call is attached hereto as Exhibit 99.1. A press release regarding the Company’s results of operations for the fiscal quarter ended March 31, 2010 was filed as Exhibit 99.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 29, 2010 (the “Press Release”).
The information in this Item 2.02 and the attached Exhibit 99.1 shall not be deemed “filed” under Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, whether made before or after the date of this report and irrespective of any general incorporation language in any such filing, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.
The Company made reference to non-GAAP financial information in both the Press Release and in the related Conference Call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the Press Release.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Tollgrade Communications Inc. transcript for the conference call on April 29, 2010 discussing results of operations for the fiscal quarter ended March 31, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLLGRADE COMMUNICATIONS, INC.
Dated: May 5, 2010	By:	/s/ Jennifer M. Reinke
Jennifer M. Reinke
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Tollgrade Communications Inc. transcript for the conference call on April 29, 2010 discussing results of operations for the fiscal quarter ended March 31, 2010.